EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-Nov-04                                                         30-Nov-04

    Distribution Date:      BMW Vehicle Owner Trust 2003-A            Period #
    27-Dec-04               ------------------------------                  20

    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                            Initial               Period End
        Receivables                                                  $1,643,640,298             $655,694,019
        Reserve Account                                                 $12,327,302              $11,474,645
        Yield Supplement Overcollateralization                           $9,034,825               $3,800,586
        Class A-1 Notes                                                $380,000,000                       $0
        Class A-2 Notes                                                $455,000,000                       $0
        Class A-3 Notes                                                $470,000,000             $322,287,961
        Class A-4 Notes                                                $296,913,000             $296,913,000
        Class B Notes                                                   $32,692,000              $32,692,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                              $693,779,732
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                        $20,659,188
                 Receipts of Pre-Paid Principal                         $16,519,737
                 Liquidation Proceeds                                      $535,582
                 Principal Balance Allocable to Gross Charge-offs          $371,206
            Total Receipts of Principal                                 $38,085,713

            Interest Distribution Amount
                 Receipts of Interest                                    $3,008,021
                 Servicer Advances                                               $0
                 Reimbursement of Previous Servicer Advances              ($121,621)
                 Accrued Interest on Purchased Receivables                       $0
                 Recoveries                                                 $52,779
                 Net Investment Earnings                                    $14,391
            Total Receipts of Interest                                   $2,953,572

            Release from Reserve Account                                         $0

        Total Distribution Amount                                       $40,668,078

        Ending Receivables Outstanding                                 $655,694,019

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance            $443,486
        Current Period Servicer Advance                                          $0
        Current Reimbursement of Previous Servicer Advance                ($121,621)
        Ending Period Unreimbursed Previous Servicer Advances              $321,866

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                  $40,668,078
        Withdrawals from Collection Account
            Servicing Fees                                                 $578,150
            Class A Noteholder Interest Distribution                     $1,208,258
            First Priority Principal Distribution                                $0
            Class B Noteholder Interest Distribution                        $79,823
            Regular Principal Distribution                              $37,876,735
            Reserve Account Deposit                                              $0
            Unpaid Trustee Fees                                                  $0
            Excess Funds Released to Depositor                             $925,113
        Total Distributions from Collection Account                     $40,668,078


                                       1

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                   $666,500
            Release from Collection Account                                $925,113
        Total Excess Funds Released to the Depositor                     $1,591,613

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                    $39,164,815
        Amount Deposited from the Reserve Account                                $0
        Amount Paid to Noteholders                                      $39,164,815

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


        Monthly Principal Distributable Amount                      Current Payment       Ending Balance     Per $1,000      Factor
        Class A-1 Notes                                                          $0                   $0          $0.00       0.00%
        Class A-2 Notes                                                          $0                   $0          $0.00       0.00%
        Class A-3 Notes                                                 $37,876,735         $322,287,961         $80.59      68.57%
        Class A-4 Notes                                                          $0         $296,913,000          $0.00     100.00%
        Class B Notes                                                            $0          $32,692,000          $0.00     100.00%

        Interest Distributable Amount                               Current Payment           Per $1,000
        Class A-1 Notes                                                          $0                $0.00
        Class A-2 Notes                                                          $0                $0.00
        Class A-3 Notes                                                    $582,266                $1.24
        Class A-4 Notes                                                    $625,992                $2.11
        Class B Notes                                                       $79,823                $2.44



    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                            Prior
                                                                       Period Carryover      Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                   $0                   $0             $0
        Class A-2 Interest Carryover Shortfall                                   $0                   $0             $0
        Class A-3 Interest Carryover Shortfall                                   $0                   $0             $0
        Class A-4 Interest Carryover Shortfall                                   $0                   $0             $0
        Class B Interest Carryover Shortfall                                     $0                   $0             $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period        Ending Period
        Number of Contracts                                                  42,416               41,155
        Weighted Average Remaining Term                                       34.64                33.72
        Weighted Average Annual Percentage Rate                               5.21%                5.20%

        Delinquencies Aging Profile End of Period                     Dollar Amount           Percentage
            Current                                                    $585,403,928               89.28%
            1-29 days                                                   $57,791,675                8.81%
            30-59 days                                                   $9,758,341                1.49%
            60-89 days                                                   $1,455,467                0.22%
            90-119 days                                                    $574,347                0.09%
            120-149 days                                                   $710,261                0.11%
            Total                                                      $655,694,019              100.00%
            Delinquent Receivables +30 days past due                    $12,498,417                1.91%


        Write-offs
            Gross Principal Write-Offs for Current Period                  $371,206
            Recoveries for Current Period                                   $52,779
            Net Write-Offs for Current Period                              $318,426

            Cumulative Realized Losses                                   $5,586,643


                                       2

        Repossessions                                                 Dollar Amount                Units
            Beginning Period Repossessed Receivables Balance             $1,387,530                   67
            Ending Period Repossessed Receivables Balance                $1,294,794                   64
            Principal Balance of 90+ Day Repossessed Vehicles              $165,249                    6



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                 $4,009,564
        Beginning Period Amount                                          $4,009,564
        Ending Period Required Amount                                    $3,800,586
        Current Period Release                                             $208,978
        Ending Period Amount                                             $3,800,586
        Next Distribution Date Required Amount                           $3,597,019

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                $12,141,145
        Beginning Period Amount                                         $12,141,145
        Net Investment Earnings                                             $14,391
        Current Period Deposit                                                   $0
        Current Period Release to Collection Account                             $0
        Current Period Release to Depositor                                $666,500
        Ending Period Required Amount                                   $11,474,645
        Ending Period Amount                                            $11,474,645

                                       3